UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2010

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	333-158111 (1933 Act)	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2010, we, through G&E HC REIT II Pocatello MOB, LLC, our indirect subsidiary, executed an Assignment and Assumption of Purchase Agreement and Escrow Instructions, or the Assignment, with Grubb & Ellis Equity Advisors, LLC, the managing member of Grubb & Ellis Healthcare REIT II Advisor, LLC, our advisor, whereby we assumed a Purchase and Sale Agreement and Joint Escrow Instructions, or the Purchase Agreement, dated April 27, 2010, relating to the acquisition of a ground leasehold interest in and to the land and improvements known as Pocatello East Medical Office Building, located in Pocatello, Idaho, or the Pocatello East MOB property, from CNL Retirement DAS Pocatello ID, LP, an unaffiliated third party, or the Seller, for a purchase price of $16,000,000, plus closing costs. The Purchase Agreement was subsequently amended on May 27, 2010 and June 8, 2010 primarily to: extend the time period for our review of an updated property survey and delivery to the Seller of any objections to the updated property survey, and include an acknowledgement by both parties whereby the parties agreed to finalize the form of the operating agreement for a joint venture limited liability company, or the JV Company.

The material terms of the Purchase Agreement, as amended, provide for: (i) an initial deposit of $250,000 that was to be paid within three business days of the effective date of the Purchase Agreement, which shall be applied to the purchase price and is non-refundable after the end of the due diligence period except in limited circumstances; (ii) a due diligence period of 30 days that commenced on the effective date of the Purchase Agreement; (iii) a closing date to occur 30 days after the end of the due diligence period, unless extended by the Seller for an additional 30 days upon delivery of written notice to us at least 10 days prior to the original closing date, at which time an additional deposit of $250,000 was to be paid; (iv) an earn-out payment to the Seller for the 24 month period after the closing date, whereby we shall pay to the Seller an annual amount equal to the quotient of the annual increase in the Pocatello East MOB property’s net operating income, as defined in the Purchase Agreement, divided by 0.0825, which payments will be offset by sums paid to the Seller or the Seller’s affiliate pursuant to a leasing agreement, as defined in the Purchase Agreement; (v) an option granted to the Seller and physician tenants of the property to retain an indirect ownership interest in the Pocatello East MOB property of up to 25.0% through a joint venture relationship between the Seller and us, as discussed below; and (vi) the Seller or an affiliate of the Seller to serve as facilities manager, property manager and leasing agent pursuant to certain agreements with Grubb & Ellis Equity Advisors, Property Management, Inc., a wholly owned subsidiary of Grubb & Ellis Equity Advisors. The Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

To effectuate the contemplated joint venture relationship between us and the Seller, the Seller will form a new limited liability company, which will be managed by the Seller, or NewCo, pursuant to the terms of the Purchase Agreement, as amended. Prior to closing, the Seller has the right to sell indirect ownership interests in the Pocatello East MOB property to physician tenants of the property. The indirect ownership interests of the Seller and any physician tenants in the property will be retained through the ownership of membership interests in NewCo. In the event that the Seller exercises its option to retain an indirect ownership interest in the property, NewCo will become a member of the JV Company with Grubb & Ellis Healthcare REIT II Holdings, LP, our wholly owned subsidiary, at which time the operating agreement for the JV Company will be amended and restated to reflect the new membership structure. The terms of the operating agreement for the JV Company, are still being negotiated and finalized, including the respective equity ownership interests of the parties in the JV Company. However, it is the intent of the parties that the following terms will be incorporated into the operating agreement: (i) that we will manage the JV Company and own at least a 75.0% equity interest in the JV Company; (ii) that NewCo will own up to 25.0% of the equity interests of the JV Company, and neither the individual physician tenants nor the Seller shall be members of the JV Company; (iii) that if the Seller exercises its option to retain an indirect ownership interest in the property, the Seller may elect to purchase its equity interest in NewCo through the contribution of its retained ownership interest in the property pursuant to the terms of the Purchase Agreement, as amended; and (iv) a call option granted to us that requires NewCo to sell the entire equity interest held by them in the JV Company to us in the event that: (a) the Pocatello East MOB property is sold; (b) we, the JV Company or Grubb & Ellis Healthcare REIT II Holdings, LP are recapitalized; or (c) we elect to purchase the entire equity interest on the fifth anniversary of the closing date.

We intend to finance the purchase of the property through funds raised through our initial public offering. We also anticipate paying an acquisition fee of 2.75% of the purchase price we pay to acquire our interest in the Pocatello East MOB property to Grubb & Ellis Equity Advisors. The closing is expected to occur during the third quarter of 2010; however, no assurance can be provided that we will be able to purchase the property in the anticipated timeframe, or at all.

The material terms of the Purchase Agreement, the First Amendment, the Second Amendment and the Assignment are qualified in their entirety by the agreements attached as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and CNL Retirement DAS Pocatello ID, LP, dated April 27, 2010

10.2 First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and CNL Retirement DAS Pocatello ID, LP, dated May 27, 2010

10.3 Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and CNL Retirement DAS Pocatello ID, LP, dated June 8, 2010

10.4 Assignment and Assumption of Purchase Agreement and Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II Pocatello MOB, LLC, dated June 30, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

July 7, 2010	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and CNL Retirement DAS Pocatello ID, LP, dated April 27, 2010
10.2	First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and CNL Retirement DAS Pocatello ID, LP, dated May 27, 2010
10.3	Second Amendment to Purchase and Sale Agreement and Joint Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC, and CNL Retirement DAS Pocatello ID, LP, dated June 8, 2010
10.4	Assignment and Assumption of Purchase Agreement and Escrow Instructions entered into by Grubb & Ellis Equity Advisors, LLC and G&E HC REIT II Pocatello MOB, LLC, dated June 30, 2010